Research and Development Day Tildacerfont for Adult and Pediatric Classic CAH August 25, 2021 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements about Spruce Biosciences, Inc. (“we,” “Spruce” or the “Company”). All statements other than statements of historical facts contained in this presentation are forward-looking statements, including statements about our strategy, our expectations regarding the timing and achievement of our product candidate’s development activities and ongoing and planned clinical trials, and plans and expectations for future operations. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: the effects of the evolving and ongoing COVID-19 pandemic; our limited operating history; net losses; our expectation that we will incur net losses for the foreseeable future, and that we may never be profitable; our need for additional funding and related risks for our business, product development programs and future commercialization activities; the timing and success of clinical trials we conduct; the ability to obtain and maintain regulatory approval of our product candidate; the ability to commercialize our product candidate; our ability to compete in the marketplace; risks regarding our license agreement; our ability to obtain and maintain intellectual property protection for our product candidate; and our ability to manage our growth. We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.   Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Spruce’s own internal estimates and research. While Spruce believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Spruce’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.   This presentation discusses a product candidate that is under clinical study and which has not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of this product candidate for the use for which it is being studied.

AGENDA Classic CAH Overview Management of CAH About Tildacerfont Phase 2 Adult Classic CAH Development Program Late-stage Adult Classic CAH Development Program KOL Panel Discussion Pediatric Classic CAH Overview Phase 2 Pediatric Classic CAH Development Program

TODAY’S SPEAKERS Richard King Chief Executive Officer Spruce Biosciences Rosh Dias, MD, MRCP Chief Medical Officer Spruce Biosciences Paul Thornton, MD Medical Director, Endocrine and Diabetes Program Cook Children’s Hospital Rich Auchus, MD, PhD Professor of Internal Medicine and Pharmacology University of Michigan Chris Barnes, PhD VP, Biometrics and Project Leadership Spruce Biosciences

SPRUCE AT-A-GLANCE KEY INVESTOR HIGHLIGHTS Tildacerfont poised to transform treatment paradigm in classic CAH Strong IP protection Multiple expansion opportunities Significant commercial opportunity Highly experienced leadership team Two late-stage clinical studies initiated; Data expected in 2022. NDA filing in adult classic CAH targeted for 2023 Initiation of Phase 2 programs in pediatric classic CAH and polycystic ovary syndrome (PCOS) in 2H 2021 ~$3B+ worldwide market opportunity in classic CAH Comprehensive IP portfolio based on issued patents provides exclusivity to 2038 in U.S. combined with Orphan Drug Designation in U.S. and Europe Management has contributed to development and commercial launch of 40 products, including within endocrine and rare disease space

PATIENT VIEWS ON MANAGEMENT OF ADULT CAH Based on survey of 59 patients. CAH, congenital adrenal hyperplasia; GC, glucocorticoid; HCP, healthcare professional. Spruce Biosciences. Data on file. The vast majority of patients (>90%) report GCs are effective in controlling CAH, but… Side-effects are common 58% 45% 39% 34% Patients do not feel sufficiently informed 50% 52% of patients either have not or are unsure whether they have discussed the long-term risks of GCs with their HCP of patients felt they did not have access to enough information to make an informed choice about GC treatment Patients are looking for change 72% of patients are willing to change their current regimen if they could lower their dose of steroid “The less steroids I have to take, the better” “I would like to do everything I can to keep my body healthy in the long term and reducing steroids is a part of that” “The less steroids I have to take, the better” “I would like to do everything I can to keep my body healthy in the long term and reducing steroids is a part of that”

Classic CAH Overview

CAH IS A CHRONIC GENETIC DISEASE Congenital adrenal hyperplasia encompasses a group of rare autosomal recessive disorders of the adrenal cortex Genetic mutations cause deficiency in one or more key enzymes involved in adrenal steroidogenesis (cortisol synthesis) Clinical features are linked to cortisol deficiency and androgen excess CAH, congenital adrenal hyperplasia. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print].

  21-OH, 21-hydroxylase; CAH, congenital adrenal hyperplasia; CYP, cytochrome. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]. CYP21A2 MUTATION IS THE MOST COMMON CAUSE OF CAH Mutations Involved in CAH Less common mutations < 10% Mutation Enzyme/Protein Deficiency CYP11B1 11β-hydroxylase CYP17A1 17α-hydroxylase POR CYP450 oxidoreductase HSD3B2 3β-hydroxysteroid dehydrogenase StAR Steroidogenic acute regulatory protein 21-hydroxylase is an enzyme required for production of aldosterone & cortisol 6p21.3 CYP21A2 mutation >90% CAUSES 21-OH DEFICIENT CAH Mutation Enzyme/Protein Deficiency CYP11B1 11β-hydroxylase CYP17A1 17α-hydroxylase POR CYP450 oxidoreductase HSD3B2 3β-hydroxysteroid dehydrogenase StAR Steroidogenic acute regulatory protein

OF THE 21-OH DEFICIENT CAH SUBTYPES, CLASSIC IS MORE SEVERE



Classic 21-OHD CAH[1]

More severe, life-threatening
1:18,000-10,000 births
worldwide



Non-classic 21-OHD CAH[2]

Less severe, not life-threatening
1:500-1:100 births
worldwide



Other forms of CAH[1]

CYP11B1 1:100,000
CYP17A1, HSD3B2, POR, STAR very rare

21-OH, 21-hydroxylase; 21-OHD, 21-hydroxylase deficient; CAH, congenital adrenal hyperplasia; CYP, cytochrome.
1. White, P, et al. Endocr Rev. 2000;21:245-91.; 2. Livadas S, et al. Front Endocrinol. 2019;10:1-11; 3.

spruce BIOSCIENCES 10

# HPA AXIS FUNCTIONS AS A NEGATIVE FEEDBACK LOOP

CRF from the hypothalamus stimulates the pituitary to produce ACTH


Hypothalamus
CRF
Pituitary
ACTH
Adrenal Glands
Kidneys

ACTH, adrenocorticotropic hormone; CRF, corticotropin releasing factor; HPA, hypothalamic-pituitary-adrenal.
Engels M, *et al. Endocr Rev.* 2019;40:973-87.

spruce BIOSCIENCES 11

HPA AXIS FUNCTIONS AS A NEGATIVE FEEDBACK LOOP

ACTH from the pituitary stimulates steroid hormone biosynthesis within the adrenal glands



Hypothalamus
CRF
Pituitary
ACTH
Adrenal Glands
Cortisol
Kidneys



Cholesterol
ACTH
Progesterone
17-OHP
21-OH
21-OH
Aldosterone
Cortisol
Androgens
(e.g., A4)

17-OHP, 17-hydroxyprogesterone; 21-OH, 21-hydroxylase; A4, androstenedione; ACTH, adrenocorticotropic hormone; CRF, corticotropin releasing factor; HPA, hypothalamic-pituitary-adrenal.
Engels M, *et al. Endocr Rev.* 2019;40:973-87.

spruceBIOSCIENCES 12

HPA AXIS FUNCTIONS AS A NEGATIVE FEEDBACK LOOP

The adrenal glands produce aldosterone, cortisol, and androgens; cortisol then supplies feedback to the hypothalamus and pituitary to slow ACTH production


Hypothalamus
CRF
Pituitary
ACTH
Adrenal Glands
Cortisol
Kidneys


Cholesterol
ACTH
Progesterone
17-OHP
21-OH
21-OH
Aldosterone
Cortisol
Androgens
(e.g., A4)

17-OHP, 17-hydroxyprogesterone; 21-OH, 21-hydroxylase; ACTH, adrenocorticotropic hormone; CRF, corticotropin releasing factor; HPA, hypothalamic-pituitary-adrenal.
Engels M, *et al. Endocr Rev.* 2019;40:973-87.

spruce BIOSCIENCES 13

21-OHD CAH: LOSS OF NEGATIVE FEEDBACK

- Deficiency in 21-OH prevents cortisol production, & reduces or prevents aldosterone production
- Lack of cortisol upregulates CRF & ACTH, which leads to overstimulation & hyperplasia of the adrenal glands
- 17-OHP is routed to the androgen pathway, resulting in excess androgens



Hypothalamus
CRF
Pituitary
ACTH
Adrenal Glands
Cortisol
Kidneys



Cholesterol
ACTH
Progesterone
17-OHP
21-OH
21-OH
Aldosterone
Cortisol
Androgens
(e.g., A4)

17-OHP, 17-hydroxyprogesterone; 21-OH, 21-hydroxylase; 21-OHD, 21-hydroxylase deficient; ACTH, adrenocorticotropic hormone; CAH, congenital adrenal hyperplasia; CRF, corticotropin releasing factor; HPA, hypothalamic-pituitary-adrenal.
Engels M, *et al. Endocr Rev.* 2019;40:973-87.

spruce BIOSCIENCES 14

21-OHD CAH IS CLASSIFIED BY DEGREE OF HORMONE IMBALANCE[1-3]


CLASSIC SALT-WASTING[1]
Severe 21-OH deficiency[1-3]
Life-threatening[3]
CLASSIC SIMPLE VIRILIZING[1]
Moderate 21-OH deficiency[1-3]
Not life-threatening[3]
NON-CLASSIC[2]
Mild 21-OH deficiency[1-3]
Not life-threatening[3]
Cortisol
Androgens
Aldosterone

21-OH, 21-hydroxylase ; 21-OHD, 21-hydroxylase deficient; CAH, congenital adrenal hyperplasia.
1. Claahsen-van der Grinten H, *et al. Endocr Rev.* 2021;bnab016. DOI: [Epub ahead of print]; 2. Nordenstrom A, *et al. Eur J Endocrinol*. 2019;180:R127-45; 3. What are the symptoms of CAH? NIH NICHD website. Updated May 17, 2021. Accessed July 3, 2021. https://www.nichd.nih.gov/health/topics/cah/conditioninfo/symptoms.

spruce BIOSCIENCES 15

Cortisol Aldosterone Cholesterol Progesterone ACTH 21-OH 21-OH Androgens (e.g., A4) 17-OHP HORMONE IMBALANCES ARE CHARACTERISTIC OF 21-OHD CAH 17-OHP, 17-hydroxyprogesterone; 21-OH, 21-hydroxylase; 21-OHD, 21-hydroxylase deficient; ACTH, adrenocorticotropic hormone; CAH, congenital adrenal hyperplasia. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Engels M, et al. Endocr Rev. 2019;40:973-987. POSSIBLE ALDOSTERONE DEFICIENCY1 CORTISOL DEFICIENCY1 Causes salt-wasting CAH, with acute adrenal crisis Impaired circadian rhythm & stress response Excess ACTH production in response to low cortisol Hypotension, hyponatremia, hyperkalemia, acidosis Present in both salt-wasting & simple virilizing CAH POSSIBLE ALDOSTERONE DEFICIENCY1 Causes salt-wasting CAH, with acute adrenal crisis Hypotension, hyponatremia, hyperkalemia, acidosis CORTISOL DEFICIENCY1 Present in both salt-wasting & simple virilizing CAH Impaired circadian rhythm & stress response Excess ACTH production in response to low cortisol

HORMONE IMBALANCES ARE CHARACTERISTIC OF 21-OHD CAH 17-OHP, 17-hydroxyprogesterone; 21-OH, 21-hydroxylase; 21-OHD, 21-hydroxylase deficient; ACTH, adrenocorticotropic hormone; CAH, congenital adrenal hyperplasia; TART, testicular adrenal rest tumor. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Engels M, et al. Endocr Rev. 2019;40:973-987. OVERPRODUCTION OF ACTH2 21-OH 21-OH Cortisol Aldosterone Cholesterol Progesterone ACTH Androgens (e.g., A4) 17-OHP POSSIBLE ALDOSTERONE DEFICIENCY1 CORTISOL DEFICIENCY1 Causes salt-wasting CAH, causes acute adrenal crisis Impaired circadian rhythm & stress response Excess ACTH production in response to low cortisol Hypotension, hyponatremia, hyperkalemia, acidosis Present in both salt-wasting & simple virilizing CAH Present in both salt-wasting & simple virilizing CAH Causes adrenal hyperplasia & excess androgen production Leads to TARTs in males OVERPRODUCTION OF ACTH2

HORMONE IMBALANCES ARE CHARACTERISTIC OF 21-OHD CAH 17-OHP, 17-hydroxyprogesterone; 21-OH, 21-hydroxylase; 21-OHD, 21-hydroxylase deficient; ACTH, adrenocorticotropic hormone; CAH, congenital adrenal hyperplasia; TART, testicular adrenal rest tumor. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Engels M, et al. Endocr Rev. 2019;40:973-987. OVERPRODUCTION OF ANDROGENS1 Cause of virilizing features of both SW & SV CAH Virilization of external genitalia in females Precocious puberty, irregular menses, impaired fertility Acne, hirsutism Early growth spurt, premature epiphyseal closure 21-OH 21-OH Cortisol Aldosterone Cholesterol Progesterone ACTH Androgens (e.g., A4) 17-OHP OVERPRODUCTION OF ACTH2 Present in both salt-wasting & simple virilizing CAH Causes adrenal hyperplasia & excess androgen production Leads to TARTs in males POSSIBLE ALDOSTERONE DEFICIENCY1 CORTISOL DEFICIENCY1 Causes salt-wasting CAH, causes acute adrenal crisis Impaired circadian rhythm & stress response Excess ACTH production in response to low cortisol Hypotension, hyponatremia, hyperkalemia, acidosis Present in both salt-wasting & simple virilizing CAH OVERPRODUCTION OF ANDROGENS1 Cause of virilizing features of both SW & SV CAH Virilization of external genitalia in females Precocious puberty, irregular menses, impaired fertility Acne, hirsutism Early growth spurt, premature epiphyseal closure

DIAGNOSIS OF 21-OHD CAH 17-OHP, 17-hydroxyprogesterone; 21-OHD, 21-hydroxylase deficient; ACTH, adrenocorticotropic hormone; CAH, congenital adrenal hyperplasia. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Livadas, S, et al. Front Endocrinol. 2019;10:1-11. PRENATAL DIAGNOSIS for carriers1 Indicated when prior children have CAH Fetal hormone levels and DNA can be analyzed from amniotic fluid Fetal DNA analysis is also performed via chorionic villus sampling NEWBORN SCREENING for classic CAH1 Routine in over 50 countries and all 50 states, to prevent neonatal adrenal crisis Detects elevated 17-OHP in the blood Positive result requires confirmatory testing with serum 17-OHP and cortisol levels LABORATORY TESTING for later-onset CAH2 Non-classic CAH is often not detected on newborn screening Morning 17-OHP blood level with or without ACTH stimulation test generally diagnostic Genetic testing for CYP21A2 mutations if hormone levels are non-diagnostic NEWBORN SCREENING for classic CAH1 Routine in over 50 countries and all 50 states, to prevent neonatal adrenal crisis Detects elevated 17-OHP in the blood Positive result requires confirmatory testing with serum 17-OHP and cortisol levels Non-classic CAH is often not detected on newborn screening Morning 17-OHP blood level with or without ACTH stimulation test generally diagnostic Genetic testing for CYP21A2 mutations if hormone levels are non-diagnostic Indicated when prior children have CAH Fetal hormone levels and DNA can be analyzed from amniotic fluid Fetal DNA analysis is also performed via chorionic villus sampling PRENATAL DIAGNOSIS for carriers1

Management of CAH

MANAGEMENT OF CLASSIC CAH IS A THREE-PRONGED APPROACH ACTH, adrenocorticotropic hormone; CAH, congenital adrenal hyperplasia. SUPPRESS ACTH PRODUCTION & ANDROGEN EXCESS REPLACE CORTISOL REPLACE ALDOSTERONE CAH REPLACE ALDOSTERONE REPLACE CORTISOL SUPPRESS ACTH PRODUCTION & ANDROGEN EXCESS CAH

ALDOSTERONE IS REPLACED TO MAINTAIN FLUID & ELECTROLYTE BALANCE CAH, congenital adrenal hyperplasia; d, day; g, gram; mg, milligram. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Speiser P, et al. J Clin Endocrinol Metab. 2018;103:4043-88. GOALS OF THERAPY1 Prevent salt-wasting crisis Maintain acid-base balance Balance electrolytes Maintain euvolemia Normalize blood pressure TREATMENT GUIDELINES2 SODIUM CHLORIDE 1-2 g/day in infancy MINERALOCORTICOIDS Fludrocortisone 0.05-0.2 mg/d Mineralocorticoids are required in infancy, but the need lessens through adolescence and adulthood1,2

LOW DOSE HYDROCORTISONE REPLACES PHYSIOLOGIC CORTISOL CAH, congenital adrenal hyperplasia; d, day; HC, hydrocortisone; mg, milligram. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Bornstein S, et al. J Clin Endocrinol Metab. 2016;101:364-89. GOALS OF THERAPY1 Restore circadian rhythm Prevent adrenal crisis Simulate stress response CIRCADIAN RHYTHM Adult: HC 15-25 mg/d Child: 8 mg/m2/d ADRENAL CRISIS HC 200 mg/d STRESS RESPONSE HC at 2-3x maintenance dose TREATMENT GUIDELINES2 Choice of GC is not limited to HC; other GCs, including prednisone and dexamethasone, may be prescribed.

HIGHER DOSES OF GC ARE REQUIRED TO SUPRESS ACTH & ANDROGENS

GOALS OF THERAPY[1]

- **Slow** skeletal maturation
- **Prevent** virilization
- **Normalize** pubertal progression
- **Preserve** reproductive function
- **Prevent** TARTs

TREATMENT GUIDELINES[2]

TARTs[1]
Supraphysiologic dexamethasone

ADULT[2]
HC 15-25 mg/d or equivalent long-acting GC

GROWING CHILD/ADOLESCENT[2]
HC 10-15 $mg/m^2/d$ - higher doses may be needed during puberty

ADJUVANT THERAPY[2]
AR antagonists
OCPs

ACTH, adrenocorticotropic hormone; AR, androgen receptor; GC, glucocorticoid; HC, hydrocortisone; mg, milligram; OCP, oral contraceptive pill; TART, testicular adrenal rest tumor.
1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: [Epub ahead of print]; 2. Speiser P, et al. J Clin Endocrinol Metab. 2018;103:4043-88.

spruce BIOSCIENCES 24

SHORT STATURE CARDIOVASCULAR DISEASE INSULIN RESISTANCE SHORT STATURE ABNORMAL AND/OR EARLY PUBERTY INFERTILITY PSYCHOLOGICAL EFFECTS HIRSUTISM, AMENORRHEA ACNE Excess GCs Excess Androgens OSTEOPOROSIS OBESITY THIS PRESENTS A DIFFICULT CHOICE IN TREATING CLASSIC CAH CAH, congenital adrenal hyperplasia; GC, glucocorticoid. Patients and physicians must choose between the detrimental effects of chronically high adrenal androgen levels or the harmful consequences of excessive, life-long GC use Excess Androgens HIRSUTISM, AMENORRHEA ACNE PSYCHOLOGICAL EFFECTS ABNORMAL AND/OR EARLY PUBERTY SHORT STATURE INFERTILITY Excess GCs CARDIOVASCULAR DISEASE SHORT STATURE INSULIN RESISTANCE OSTEOPOROSIS OBESITY

UNMET MEDICAL NEEDS ACCORDING TO DISEASE STATUS CAH, congenital adrenal hyperplasia; GC, glucocorticoid. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Speiser P, et al. J Clin Endocrinol Metab. 2018;103:4043-88. The management of classic CAH requires a balance between adrenal hormone suppression and GC replacement1,2

UNMET MEDICAL NEEDS ACCORDING TO DISEASE STATUS CAH, congenital adrenal hyperplasia; GC, glucocorticoid. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Speiser P, et al. J Clin Endocrinol Metab. 2018;103:4043-88. The management of classic CAH requires a balance between adrenal hormone suppression and GC replacement1,2 GOOD DISEASE CONTROL1 Normal or near normal adrenal androgens Unmet need to reduce GC dose and improve related clinical outcomes GOOD DISEASE CONTROL1 Normal or near normal adrenal androgens Unmet need to reduce GC dose and improve related clinical outcomes

UNMET MEDICAL NEEDS ACCORDING TO DISEASE STATUS CAH, congenital adrenal hyperplasia; GC, glucocorticoid. 1. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Speiser P, et al. J Clin Endocrinol Metab. 2018;103:4043-88. The management of classic CAH requires a balance between adrenal hormone suppression and GC replacement1,2 POOR DISEASE CONTROL1 Elevated adrenal androgens Unmet need to reduce adrenal androgens and improve related clinical outcomes POOR DISEASE CONTROL1 Elevated adrenal androgens Unmet need to reduce adrenal androgens and improve related clinical outcomes

Novel therapies are needed to reduce the need for supraphysiologic GCs UNMET MEDICAL NEEDS IN THE CURRENT MANAGEMENT OF CLASSIC CAH Glucocorticoids – the mainstay of treatment since the 1950s1 – contribute to the burden of disease CAH, congenital adrenal hyperplasia; GC, glucocorticoid. 1. Hayek A, et al. Metabolism. 1971;20:897-901.

Tildacerfont

Tildacerfont is an oral, second generation CRF1 receptor antagonist1 Tildacerfont binds to CRF1 receptors in the pituitary gland, blocking receptor stimulation by the hypothalamus1 TILDACERFONT IS A NOVEL CRF1 RECEPTOR ANTAGONIST ACTH, adrenocorticotropic hormone; CRF, corticotropin-releasing factor; CRF1, corticotropin-releasing factor 1. 1. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]. Decreases adrenal androgen production

CRF1 receptor blockade by tildacerfont Reduced ACTH secretion Reduced 17-OHP levels Reduced A4 levels 21-OH Cortisol Effect of tildacerfont on HPA-axis function in CAH1,2 Tildacerfont inhibits excessive production of ACTH, 17-OHP and adrenal androgens1 By reducing excess adrenal androgens (e.g., A4), tildacerfont may improve CAH symptoms and allow GC reduction to near physiologic levels1 TILDACERFONT IS DESIGNED TO REDUCE ADRENAL ANDROGEN PRODUCTION 17-OHP, 17-hydroxyprogesterone; 21-OH, 21-hydroxylase, A4, androstenedione; ACTH, adrenocorticotropic hormone; CAH, congenital adrenal hyperplasia; GC, glucocorticoid; CRF1, corticotropin-releasing factor 1; HPA, hypothalamic-pituitary-adrenal. 1. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]; 2. Sarafoglou K, et al. J Endocr Soc. 2019; 3(Supplement_1):SUN-LB064. Tildacerfont inhibits excessive production of ACTH, 17-OHP and adrenal androgens1 By reducing excess adrenal androgens (e.g., A4), tildacerfont may improve CAH symptoms and allow GC reduction to near physiologic levels1 Effect of tildacerfont on HPA-axis function in CAH1,2

TILDACERFONT IS A POTENT, HIGHLY SELECTIVE CRF_1 RECEPTOR ANTAGONIST



N
N
N
S
N
Cl
N
O

	Tildacerfont[1,2]
Molecular formula	$C_{20}H_{26}ClN_5OS$
Molecular weight	419.98 g/mol
pKa*	0.85
LogP	4.21
Hygroscopicity (by DVS)	0.009% weight change from 5% to 95% RH
Topological PSA	83.8 Å^2
PO availability	35.8%

Tildacerfont selectivity[2]

In cell-based radioligand binding assays, tildacerfont displayed a **higher binding affinity** for the $hCRF_1$ vs. $hCRF_2$ receptor

	K_i (nM)	
Compound	**$hCRF_1$ receptor**	**$hCRF_2$ receptor**
Tildacerfont	6.16	>1000

Data are expressed as means (n=4).

Tildacerfont did not inhibit any clinically important target by >50% when tested at a concentration ~33,000-fold higher than the K_i for binding to the $hCRF_1$ receptor

Receptor binding potency[2]

In HEK293-cell membrane-based radioligand binding assays, tildacerfont exhibited **strong potency** for $hCRF_1$ receptors (K_i: 0.29 ± 0.04 nM)

Pharmacodynamic activity[2]

Tildacerfont inhibited CRF-stimulated cAMP accumulation in $hCRF_1$ receptor-expressing cells (K_b: 5.19 nM), demonstrating that tildacerfont functions as a potent $hCRF_1$ receptor antagonist

*As measured by UV.
cAMP, cyclic adenosine monophosphate; CRF, corticotropin-releasing factor; DVS, dynamic vapor sorption; (h)CRF_1, (human) corticotropin-releasing factor 1; $hCRF_2$, human corticotropin-releasing factor 2; HEK, human embryonic kidney; K_b, binding constant; K_i, inhibitory constant; nM, nanomolar; pKa, acid dissociation constant; PO, oral; PSA, polar surface area; RH, relative humidity; UV, ultraviolet.

1. National Center for Biotechnology Information. PubChem Compound Summary or CID 134694266. https://pubchem.ncbi.nlm.nih.gov/compound/134694266. Accessed July 15, 2021;
2. Spruce Biosciences, Inc. Investigator's Brochure for tildacerfont (SPR001), Edition 5.0, Dated 26 March 2021.

spruce BIOSCIENCES 33

Phase 2 Adult Classic CAH Clinical Development Program

PHASE 1 SPR001-103 I3C-FW-BLAA SPR001-105 SPR001-104 I3C-FW-BLAB SPR001-201 PHASE 2 SPR001-202 EIGHT CLINICAL STUDIES OF TILDACERFONT HAVE BEEN COMPLETED Spruce Biosciences, Inc. Investigator’s brochure for Tildacerfont (SPR001), Version 5.0, Dated 26 March 2021. SPR001-106

SPR001-201: CLINICAL PROOF OF CONCEPT (PHASE 2 STUDY)1,2 17-OHP, 17-hydroxyprogesterone; BID, twice daily; PD, pharmacodynamics; PK, pharmacokinetics; PO, oral administration; QD, once daily. 1. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]; 2. Clinical Trial NCT03257462. Available at: https://clinicaltrials.gov/ct2/show/NCT03257462 (last accessed July 2021). COHORT A (n=10)1 COHORT B (n=9)2 COHORT C (n=7)3 200 mg PO QD 600 mg PO QD 1000 mg PO QD 200 mg PO BID (10 am, 10 pm) 100 mg PO BID (10 am, 10 pm) 14 days 14 days 14 days 14 days 14 days 14 days Run-in Baseline PK/PD PK/PD PK/PD Follow-up 30 days 30 days Follow-up 30 days Follow-up 14 days Run-in Baseline Baseline PK/PD PK/PD PRIMARY ENDPOINTS2 Safety Change in 17-OHP SECONDARY ENDPOINTS2 Changes in PD markers Maximum plasma concentration (Cmax) Area under the concentration-time curve (AUC) PK/PD relationships Phase 2, multicenter, open-label, multiple-dose, dose-escalation study1

SPR001-202: TWELVE-WEEK, OPEN-LABEL PHASE 2 STUDY1,2 *Trial visits were conducted in the morning, at approximately 8 AM, prior to consumption of a morning GC dose at baseline (Day 1) and Weeks 2, 4, 6, 8, 10, and 12, and 30 days after the last dose. 17-OHP, 17-hydroxyprogesterone; A4, androstenedione; ACTH, adrenocorticotropic hormone; PD, pharmacodynamic profiles; PO, oral administration; QD, once daily. 1. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]; 2. Clinical Trial NCT03687242. Available at: https://clinicaltrials.gov/ct2/show/NCT03687242 (last accessed July 2021). PRIMARY ENDPOINT2 Safety and tolerability SECONDARY ENDPOINTS2 Change from baseline in 17-OHP, ACTH, and A4 Phase 2, multicenter, open-label study1 PATIENTS (n=11)1 400 mg PO QD Baseline PD* PD* PD* Follow-up PD* Week 4 Week 8 Week 12 Week 16 Week 2 Week 6 Week 10 PD* PD* PD*

SPR001-202: ELIGIBILITY CRITERIA[1,2]

INCLUSION CRITERIA

Patients previously enrolled in SPR001-201:*

Successful **completion of** SPR001-201, with a **stable GC regimen** for **≥12 weeks** before SPR001-202 baseline[1]

Tildacerfont-naïve patients:

Meets **all inclusion criteria** for SPR001-201[1]

On a **stable GC regimen** for **≥30 days** before baseline that is expected to remain stable throughout the study[2]

EXCLUSION CRITERIA

Patients previously enrolled in SPR001-201:*

Experienced a **clinically significant AE** considered at least possibly related to tildacerfont in SPR001-201[2]

*If screening occurred >3 months after the subject's final follow-up visit for SPR001-201, 17-OHP was measured at screening and patients were screened for any clinically significant unstable medical condition, medically significant illness, or chronic disease occurring within 30 days of screening.[2]

AE, adverse event; GC, glucocorticoid.

1. Sarafoglou K, *et al. J Clin Endocrinol Metab*. 2021:dgab438. DOI: [Epub ahead of print];
2. Clinical Trial NCT03687242. Available at: https://clinicaltrials.gov/ct2/show/NCT03687242 (last accessed July 2021).

spruce BIOSCIENCES 38

SPR001-202: PATIENT DEMOGRAPHICS AND BASELINE CHARACTERISTICS *Patients receiving dexamethasone (demonstrated by a post-hoc analysis to have the potential to confound efficacy assessments) were excluded from efficacy analyses but included in safety and pharmacokinetic analyses. ‡Combination therapy: combination of hydrocortisone and a member of the pred family. 17-OHP, 17-hydroxyprogesterone; A4, androstenedione; ACTH, adrenocorticotropic hormone; BMI, body-mass index; CV, coefficient of variation; HCe, hydrocortisone equivalents; SD, standard deviation. 1. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]. Evaluable populations* Good Disease Control (n=3*) Poor Disease Control (n=5*) Demographics Age (yrs), mean (SD) 48 (17.7) 42 (15.6) Female sex, n (%) 3 (100) 2 (40) White race, n (%) 3 (100) 4 (80) BMI (kg/m2), mean (SD) 35.5 (6.1) 27.8 (5.6) Baseline glucocorticoid dose Mean HCe dose, mg (SD) 36.7 (11.6) 24.5 (11.5) Glucocorticoid type Hydrocortisone, n (%) 0 2 (40) Prednisolone family, n (%) 2 (67) 1 (20) Combination‡, n (%) 1 (33) 2 (40) Fludrocortisone use, n (%) 3 (100) 5 (100) Baseline hormones (08:00 am) ACTH, pg/mL, geometric mean (CV%) 12.2 (584) 536.6 (109) 17-OHP, ng/dL, geometric mean (CV%) 314.1 (1069) 15323.3 (47) A4, ng/dL, geometric mean (CV%) 28.8 (216) 1001.1 (48) Evaluable populations* Good Disease Control (n=3*) Poor Disease Control (n=5*) Demographics Age (yrs), mean (SD) 48 (17.7) 42 (15.6) Female sex, n (%) 3 (100) 2 (40) White race, n (%) 3 (100) 4 (80) BMI (kg/m2), mean (SD) 35.5 (6.1) 27.8 (5.6) Baseline glucocorticoid dose Mean HCe dose, mg (SD) 36.7 (11.6) 24.5 (11.5) Glucocorticoid type Hydrocortisone, n (%) 0 2 (40) Prednisolone family, n (%) 2 (67) 1 (20) Combination‡, n (%) 1 (33) 2 (40) Fludrocortisone use, n (%) 3 (100) 5 (100) Baseline hormones (08:00 am) ACTH, pg/mL, geometric mean (CV%) 12.2 (584) 536.6 (109) 17-OHP, ng/dL, geometric mean (CV%) 314.1 (1069) 15323.3 (47) A4, ng/dL, geometric mean (CV%) 28.8 (216) 1001.1 (48)

SPR001-202: ROBUST REDUCTION IN ACTH IN POORLY CONTROLLED DISEASE *One subject at week 2 prior to discontinuation from the trial and two patient during month 3. ACTH, adrenocorticotropic hormone; QD, once daily. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]. MIN MIN GOOD DISEASE CONTROL POOR DISEASE CONTROL Upper Limit of Normal Upper Limit of Normal In the poor disease control group, a robust initial drop in ACTH was seen at week 2, followed by further reduction over 12 weeks; there was a maximum reduction in ACTH of 84% at week 10 of the study in the poor disease control group Normalization of ACTH achieved in 60% of patients* No excessive suppression of adrenal function GOOD DISEASE CONTROL POOR DISEASE CONTROL

SPR001-202: SUSTAINED REDUCTION IN 17-OHP IN POORLY CONTROLLED DISEASE A4, androstenedione; QD, once daily. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]. In poor disease control group, an initial drop in 17-OHP was seen at week 2, followed by further reduction over 12 weeks; there was a maximum reduction in 17-OHP of 82% at week 12 of study in the poor disease control group MIN MIN GOOD DISEASE CONTROL POOR DISEASE CONTROL No excessive suppression of adrenal function GOOD DISEASE CONTROL POOR DISEASE CONTROL Upper Limit of Normal Upper Limit of Normal

SPR001-202: SUSTAINED REDUCTION IN A4 IN POORLY CONTROLLED DISEASE A4, androstenedione; QD, once daily. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]. In poor disease control group, an initial drop in A4 was seen at week 2, followed by further reduction over 12 weeks; there was a maximum reduction in A4 of 79% at week 10 of study in the poor disease control group MIN MIN GOOD DISEASE CONTROL POOR DISEASE CONTROL Normalization of A4 achieved in 40% of patients No excessive suppression of adrenal function Upper Limit of Normal Upper Limit of Normal GOOD DISEASE CONTROL POOR DISEASE CONTROL

Preferred Term 400 mg QD (n=11) Participants with at least one TEAE, n (%) 9 (81.8) Upper respiratory tract infection 2 (18.2) Hypothyroidism 1 (9.1) Abdominal pain upper 1 (9.1) Diarrhea 1 (9.1) Nausea 1 (9.1) Vomiting 1 (9.1) Dysgeusia 1 (9.1) Glycosylated hemoglobin increased 1 (9.1) Hepatic enzyme increased 1 (9.1) Nasopharyngitis 1 (9.1) Pruritus 1 (9.1) Pruritus generalized 1 (9.1) Acne 1 (9.1) Lacrimation increased 1 (9.1) Contusion 1 (9.1) Back pain 1 (9.1) Headache 1 (9.1) Insomnia 1 (9.1) SPR001-202: TREATMENT-EMERGENT ADVERSE EVENTS AE, adverse event; QD, once daily; SAE, serious adverse event; SOC, system organ class; TEAE, treatment-emergent adverse event. Spruce Biosciences, Inc. Confidential Corporate Presentation, February 2021. Treatment with tildacerfont 400 mg QD for up to 12 weeks was generally well-tolerated No new TEAEs observed with longer dosing Most common SOC: gastrointestinal (diarrhea, nausea, vomiting) in 3 patients Most common AE: upper respiratory tract infection (n=2); both unrelated Majority of AEs were grade 1 and considered unrelated to treatment Discontinuation (n=1): Grade 2 itching without rash and was also found to have grade 1 liver elevation at next visit when subject discontinued the study No SAEs were observed Preferred Term400 mg QD (n=11) Participants with at least one TEAE, n (%) 9 (81.8) Upper respiratory tract infection 2 (18.2) Hypothyroidism 1 (9.1) Abdominal pain upper 1 (9.1) Diarrhea 1 (9.1) Nausea 1 (9.1) Vomiting 1 (9.1) Dysgeusia 1 (9.1) Glycosylated hemoglobin increased 1 (9.1) Hepatic enzyme increased 1 (9.1) Nasopharyngitis 1 (9.1) Pruritus 1 (9.1) Pruritus generalized 1 (9.1) Acne 1 (9.1) Lacrimation increased 1 (9.1) Contusion 1 (9.1) Back pain 1 (9.1) Headache 1 (9.1) Insomnia 1 (9.1)

Efficacy Two distinct patient populations:1 These form the basis of the late-stage clinical program KEY FINDINGS FROM PHASE 1 AND 2 STUDIES: SUMMARY ACTH, adrenocorticotropic hormone; ALT, alanine aminotransferase; AST, aspartate aminotransferase; CAH, congenital adrenal hyperplasia; QD, once daily; SAE, serious adverse event; TART, testicular adrenal rest tumor. Liver icon by Edwin PM, Noun Project. 1. Sarafoglou K, et al. J Clin Endocrinol Metab. 2021:dgab438. DOI: https://doi.org/10.1210/clinem/dgab438 [Epub ahead of print]; 2. Barnes C, et al. J Endocr Soc 2021; 5(Suppl 1): A67. Treatment with tildacerfont resulted in:1 Good disease control Poor disease control Reduced adrenal androgens at 2 weeks (Study 201) and 3 months (Study 202) in poor disease control patients 2 weeks 3 months ACTH Robust reduction in ACTH at the lowest dose studied (200mg QD)1 No added benefit observed with higher or more frequent dosing Evidence of clinical outcome improvement (TART reduction) Safety Tildacerfont was generally well-tolerated in both: Healthy adults2 People with CAH1 No drug-related SAEs reported to date1,2 Tildacerfont is metabolized primarily by CYP3A42 Coadministration of drugs that are known strong inducers or inhibitors of CYP3A4 is prohibited1,2

Late-Stage Adult Classic CAH CAHmelia Program

CAHmelia-203: ADRENAL ANDROGEN REDUCTION STUDY

A randomized, double-blind, placebo-controlled, dose-ranging Phase 2b study to evaluate the efficacy and safety of tildacerfont in adult patients with classic CAH



Key eligibility criteria
Adult patients ≥18 years
Classic CAH with poor disease control (A4 >1.5 × ULN and ACTH >2 × ULN)
Stable GC regimen ≥15 mg/d and ≤50 mg/d HCe
N=72
SCREENING
SINGLE-BLIND RUN-IN
(6 weeks on placebo)
RANDOMIZED PERIOD
OPEN-LABEL EXTENSION
PART A
(12 weeks)
PART B
(12 weeks)
PART C
(46 weeks)
Tildacerfont 200 mg QD
Tildacerfont 100 mg QD
R
1:1:1:1
Tildacerfont 50 mg QD
Placebo
Possible tildacerfont dose escalation for eligible patients
Tildacerfont 50–200 mg QD
Possible GC tapering for eligible patients
SAFETY FOLLOW-UP
(30 days)
W-6
B
W12
W24
W40
W70
EOT

Study schema is not drawn to scale.

spruce BIOSCIENCES 46

CAHmelia-203: STUDY ENDPOINTS 17-OHP, 17-hydroxyprogesterone; A4, androstenedione; ACTH, adrenocorticotropic hormone; CAH, congenital adrenal hyperplasia; GC, glucocorticoid; QoL, quality of life; TART, testicular adrenal rest tumor; ULN, upper limit of normal. PRIMARY ENDPOINT Percentage change in A4 from baseline to Week 12 SECONDARY ENDPOINTS Percentage and absolute change from baseline to Week 12 in 17-OHP and ACTH Proportion of patients achieving normalization of ACTH, 17-OHP and A4 Adverse events and serious adverse events KEY EXPLORATORY ENDPOINTS Percentage and absolute change from baseline over full treatment period in ACTH, 17-OHP and A4 Proportion of patients achieving the normalization of ACTH, 17-OHP and A4 at end of treatment Change from baseline to in QoL, clinical CAH symptoms, metabolic parameters, GC dose, TARTs in men Percentage change in A4 from baseline to Week 12 SECONDARY ENDPOINTS Percentage and absolute change from baseline to Week 12 in 17-OHP and ACTH Proportion of patients achieving normalization of ACTH, 17-OHP and A4 Adverse events and serious adverse events KEY EXPLORATORY ENDPOINTS Percentage and absolute change from baseline over full treatment period in ACTH, 17-OHP and A4 Proportion of patients achieving the normalization of ACTH, 17-OHP and A4 at end of treatment Change from baseline to in QoL, clinical CAH symptoms, metabolic parameters, GC dose, TARTs in men

CAHmelia-204: GC REDUCTION STUDY A randomized, double-blind, placebo-controlled Phase 2b study to evaluate the efficacy and safety of tildacerfont in reducing supraphysiologic GC use in adult patients with classic CAH Study schema is not drawn to scale. GC CONVERSION (6 or 12 weeks) SAFETY FOLLOW-UP (30 days) (24 weeks) (52 weeks) Key eligibility criteria Adult patients ≥18 years Classic CAH with good disease control (LLD ≤ A4 ≤ 1.5x ULN) Stable GC regimen ≥30 mg/d and ≤50 mg/d HCe N=90 OPEN-LABEL EXTENSION RANDOMIZED PERIOD R Tildacerfont 200 mg QD Placebo Tildacerfont 200 mg QD 1:1 SCREENING W24 W76 EOT B // // GC tapering driven by algorithm based on A4 level Key eligibility criteria Adult patients ≥18 years Classic CAH with good disease control (LLD ≤ A4 ≤ 1.5x ULN) Stable GC regimen ≥30 mg/d and ≤50 mg/d HCe N=90 RANDOMIZED PERIOD OPEN-LABEL EXTENSION SAFETY FOLLOW-UP (30 days) Tidacerfont 200 mgQD Placebo Tidacarfont 200 mg QD 1.1 R B W24 W76 EOT

CAHmelia-204: STUDY ENDPOINTS

PRIMARY ENDPOINT

- Absolute change in GC dose (HCe) from baseline to Week 24

SECONDARY ENDPOINTS

- Absolute change from baseline in GC dose (HCe) in mg/m^2 at Week 24
- Median total cumulative GC dose (HCe)
- Change from baseline to Week 24 in metabolic parameters (fat mass [DXA], body weight, HOMA-IR)
- Adverse events and serious adverse events

SECONDARY COMPOSITE ENDPOINTS

- Absolute change from baseline in GC dose (HCe) at Week 24 in patients who maintain A4 ≤ULN
- Proportion of patients with GC dose ≤20 mg/d (HCe) at Week 24 in patients who maintain A4 ≤ULN

KEY EXPLORATORY ENDPOINTS

- Proportion of patients with any reduction in GC dose
- Percentage and absolute change from baseline over full treatment period in ACTH, 17-OHP and A4
- Change from baseline in QoL, clinical CAH symptoms, metabolic parameters, body composition, bone mineral density [DXA]), and TARTs in men

17-OHP, 17-hydroxyprogesterone; A4, androstenedione; ACTH, adrenocorticotropic hormone; BMI, body mass index; CAH, congenital adrenal hyperplasia; d, day; DXA, dual-energy X-ray absorptiometry; GC, glucocorticoid; HCe, hydrocortisone equivalent(s); HOMA-IR, homeostatic model assessment of insulin resistance; QoL, quality of life; TART, testicular adrenal rest tumor; ULN, upper limit of normal.

spruce BIOSCIENCES 49

KOL Panel Discussion

TODAY’S PANELISTS Paul Thornton, MD Richard Auchus, MD, PhD Rosh Dias, MD, MRCP Moderator

Pediatric Classic CAH Overview

CLASSIC CAH PRESENTS IN INFANCY & EARLY CHILDHOOD CAH, congenital adrenal hyperplasia 1. Falhammer H, et al. J Clin Endocrinol Metab. 2014; 99: E2715-E2721; 2. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 3. Merke D, et al. N Engl J Med. 2020;383:1248-61; 4. Mueller S, et al. Eur J Endocrinol. 2010;163:801-10; 5. Claahsen-van der Grinten H, et al. Best Pract Res Clin Endocrinol Metab. 2009;23(2):209–20.

CLASSIC CAH PRESENTS IN INFANCY & EARLY CHILDHOOD ADHD, attention deficit hyperactivity disorder; CAH, congenital adrenal hyperplasia. 1. Falhammer H, et al. J Clin Endocrinol Metab. 2014; 99: E2715-E2721; 2. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 3. Merke D, et al. N Engl J Med. 2020;383:1248-61; 4. Mueller S, et al. Eur J Endocrinol. 2010;163:801-10; 5. Claahsen-van der Grinten H, et al. Best Pract Res Clin Endocrinol Metab. 2009;23(2):209–20. BEHAVIORAL Increased prevalence of ADHD4 BEHAVIORAL Increased prevalence of ADHD4

CLASSIC CAH PRESENTS IN INFANCY & EARLY CHILDHOOD CAH, congenital adrenal hyperplasia 1. Falhammer H, et al. J Clin Endocrinol Metab. 2014; 99: E2715-E2721; 2. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 3. Merke D, et al. N Engl J Med. 2020;383:1248-61; 4. Mueller S, et al. Eur J Endocrinol. 2010;163:801-10; 5. Claahsen-van der Grinten H, et al. Best Pract Res Clin Endocrinol Metab. 2009;23(2):209–20. ADRENAL (SALT-WASTING) CRISIS Leading cause of death in CAH1 Risk of potentially fatal electrolyte imbalances, acidosis, and shock begins at birth2 Precipitated by acute illness, often infection3 Life-threatening hypoglycemia with seizures is more common in children2,3 ADRENAL (SALT-WASTING) CRISIS • Leading cause of death in CAH1 • Risk of potentially fatal electrolyte imbalances, acidosis, and shock begins at birth2 • Precipitated by acute illness, often infection3 • Life-threatening hypoglycemia with seizures is more common in children2,3

CLASSIC CAH PRESENTS IN INFANCY & EARLY CHILDHOOD CAH, congenital adrenal hyperplasia; TARTs, testicular adrenal rest tumors. 1. Falhammer H, et al. J Clin Endocrinol Metab. 2014; 99: E2715-E2721; 2. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 3. Merke D, et al. N Engl J Med. 2020;383:1248-61; 4. Mueller S, et al. Eur J Endocrinol. 2010;163:801-10; 5. Claahsen-van der Grinten H, et al. Best Pract Res Clin Endocrinol Metab. 2009;23(2):209–20. GENITOURINARY 46,XX genital atypia/sex misassignment at birth3 46,XY TARTs may begin in childhood5 GENITOURINARY • 46,XX genital atypia/sex misassignment at birth3 • 46,XY TARTs may begin in childhood5

CLASSIC CAH PRESENTS IN INFANCY & EARLY CHILDHOOD CAH, congenital adrenal hyperplasia. 1. Falhammer H, et al. J Clin Endocrinol Metab. 2014; 99: E2715-E2721; 2. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 3. Merke D, et al. N Engl J Med. 2020;383:1248-61; 4. Mueller S, et al. Eur J Endocrinol. 2010;163:801-10; 5. Claahsen-van der Grinten H, et al. Best Pract Res Clin Endocrinol Metab. 2009;23(2):209–20. PUBARCHE2,3 Early childhood virilization Early onset adult body odor PUBARCHE2,3 • Early childhood wirilization • Early onset adult body odor

CLASSIC CAH PRESENTS IN INFANCY & EARLY CHILDHOOD CAH, congenital adrenal hyperplasia. 1. Falhammer H, et al. J Clin Endocrinol Metab. 2014; 99: E2715-E2721; 2. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 3. Merke D, et al. N Engl J Med. 2020;383:1248-61; 4. Mueller S, et al. Eur J Endocrinol. 2010;163:801-10; 5. Claahsen-van der Grinten H, et al. Best Pract Res Clin Endocrinol Metab. 2009;23(2):209–20. MUSCULOSKELETAL2,3 Early growth acceleration Advanced bone age Premature epiphyseal closure MUSCULOSKELETAL2,3 • Early growth acceleration • Advanced bone age • Premature epiphyseal closure

SHORT STATURE IN CAH IS CAUSED BY ANDROGENS AND GCs CAH, congenital adrenal hyperplasia; GC, glucocorticoid. 1. Merke D, et al. N Engl J Med. 2020;383:1248-61; 2. Lui J. Endocr Dev. 2011;20:187-93; 3. Claahsen-van der Grinten H, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 4. Chakhtoura Z, et al. Eur J Endocrinol. 2008;158:879-87; 5. Falhammer H, et al. J Clin Endocrinol Metab. 2007;92:4643-9; 6. Hummel S, et al. Clin Endocrinol. 2016;0:1-8. Cushingoid appearance3 Decreased bone mineral density & osteoporosis3-5 Increased risk of fractures6 OTHER EFFECTS OF GCs ON HABITUS & MUSCULOSKELETAL SYSTEM SHORT ADULT STATURE Excess Androgens1 Early epiphyseal closure Chronic GC Therapy2,3 Inhibition of epiphyseal plate growth

UNMET NEEDS IN PEDIATRIC CAH: STRATEGIES TO BALANCE ANDROGENS & GC DOSE CAH, congenital adrenal hyperplasia; GC, glucocorticoid. 1. Claahsen-van der Grinten HL, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]; 2. Pijnenburg-Kleizen KJ, et al. J Pediatr Endocrinol Metab. 2019;32(10):1055–63; 3. Merke DP, et al. N Engl J Med. 2020;383:1248–61. Novel therapies are needed to reduce the need for supraphysiologic GCs Balance between androgen levels and GC excess is critical to avoid irreversible impacts on childhood development1–3

Phase 2 Pediatric Classic CAH Development Program

MANAGEMENT GOALS OF PEDIATRIC CAH VARY WITH AGE 17-OHP, 17-hydroxyprogesterone; CAH, congenital adrenal hyperplasia; d, day; GC, glucocorticoid; HC, hydrocortisone; MC, mineralocorticoid. 1. Claahsen-van der Grinten HL, et al. Endocr Rev. 2021;bnab016. DOI: https://doi.org/10.1210/endrev/bnab016 [Epub ahead of print]. Early childhood to puberty Post puberty to early adulthood Goal of therapy: Maximize androgen suppression for normal growth and pubertal development Challenges: GC overdose may cause iatrogenic Cushing syndrome Strategies to achieve balance: Use only short-acting GCs Avoid attempts to normalize 17-OHP levels Goal of therapy: Maintain adequate androgen suppression despite rapid HC metabolism in puberty Challenges: Higher GC doses are associated with shorter adult height Strategies to achieve balance: Use GC doses >17 mg/m2/d with care Prioritize height over normalizing hormone levels Puberty Goal of therapy: Prevent morbidity & mortality from adrenal crisis, preserve fertility Challenges: MC requirements vary through adolescence Medical needs vary by sex and gender Strategies to achieve balance: Continue GC & MC at transition to adulthood Refer to multidisciplinary transition clinics

PHASE 2 STUDY IN PEDIATRIC CAH: TO BE INITIATED IN 2021

Key eligibility criteria

- Pediatric patients (male and female) aged 6–17 years at Screening
- Classic CAH
- 17-OHP >400ng/dl at Screening

N=20



11–17 years old, 50 mg* QD
(44 days)
Day
-30
B
1
14
44
SCREENING + PD
Tildacerfont
PK
PK
PK
Follow-up; PK
DSMB agreement to proceed
11–17 years old, ≤200 mg* QD
(44 days)
Day
-30
B
1
14
44
SCREENING + PD
Tildacerfont
PK
PK
PK
Follow-up; PK
DSMB agreement to proceed
6–10 years old, ≤200 mg* QD
(44 days)
Day
-30
B
1
14
44
SCREENING + PD
Tildacerfont
PK
PK
PK
Follow-up; PK

PRIMARY ENDPOINT	SECONDARY ENDPOINT	OTHER ENDPOINTS
Safety	PK on Day 14 (of protocol)	Change in PD biomarkers (ACTH, 17-OHP, A4)

Study schema is not drawn to scale.

*Weight-based dosing at adult/effective dose equivalents.

17-OHP, 17-hydroxyprogesterone; A4, androstenedione; ACTH, adrenocorticotropic hormone; B, baseline; CAH, congenital adrenal hyperplasia; DSMB, Data Safety and Monitoring Board; GC, glucocorticoid; HCe, hydrocortisone equivalent(s); PD, pharmacodynamics; PK, pharmacokinetics; QD, once daily.

Spruce Biosciences. Data on file.

spruce BIOSCIENCES 63

Concluding Remarks

KEY ANTICIPATED MILESTONES Initiate Phase 2 trial in pediatric classic CAH 2H2021 Initiate Phase 2 proof-of-concept trial in PCOS 2H2021 2H2022 Topline results in adult classic CAH (CAHmelia-204) 1H2022 Topline results in adult classic CAH (CAHmelia-203) Phase 2 results in pediatric classic CAH and PCOS 1H2023 2H2021 2N2021 1H2022 2H2022

INVESTMENT HIGHLIGHTS KEY INVESTOR HIGHLIGHTS Tildacerfont poised to transform treatment paradigm in classic CAH Strong IP protection Multiple expansion opportunities Significant commercial opportunity Highly experienced leadership team Two late-stage clinical studies initiated; Data expected in 2022. NDA filing in adult classic CAH targeted for 2023 Initiation of Phase 2 programs in pediatric classic CAH and polycystic ovary syndrome (PCOS) in 2H 2021 ~$3B+ worldwide market opportunity in classic CAH Comprehensive IP portfolio based on issued patents provides exclusivity to 2038 in U.S. combined with Orphan Drug Designation in U.S. and Europe Management has contributed to development and commercial launch of 40 products, including within endocrine and rare disease space

Q&A Session Research and Development Day Tildacerfont for Adult and Pediatric Classic CAH August 25, 2021